UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 3, 2016

ACME UNITED CORPORATION

(Exact name of registrant as specified in its charter)

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Connecticut	001-07698	06-0236700
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
55 Walls Drive, Fairfield, Connecticut		06824
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. REGISTRANT’S BUSINESS AND OPERATIONS.

On February 1, 2016, Acme United Corporation issued a press release announcing that it has acquired the assets of Vogel Capital, Inc., d/b/a Diamond Machining Technology (“DMT”) for $7.0 million in cash. Based in Marlborough, MA, DMT is a leader in sharpening tools for knives, scissors, chisels, and other cutting tools. Additional information related to the acquisition and DMT can be found in the Company’s press release dated February 1, 2016. A copy of the press release is attached as Exhibit 99.1 to this current report.

(c)       Exhibits

Exhibit Number	Description

99.1	Press release dated February 1, 2016.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME UNITED CORPORATION

By	/s/ Walter C. Johnsen
Walter C. Johnsen
Chairman and
Chief Executive Officer

Dated: February 3, 2016

By	/s/ Paul G. Driscoll
Paul G. Driscoll
Vice President and
Chief Financial Officer

Dated: February 3, 2016

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 1, 2016.

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